SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Neuberger Berman High Yield Strategies Fund Inc.

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

Frederic Gabriel

Thomas H. McGlade

Arthur D. Lipson

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [ ], 2019

Neuberger Berman High Yield Strategies Fund Inc.

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”) and certain of its affiliates (as identified on Annex I, collectively, “Saba,” “we”, or “us”), and the nominees named in Proposal 1 (the “Nominees” and, together with Saba, the “Participants”), in connection with the solicitation of proxies from the stockholders of Neuberger Berman High Yield Strategies Fund Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Fund Act of 1940, as amended (“NHS” or the “Fund”).

As a result of what we believe to be the continued poor investment performance of NHS, its shares of common stock (“Common Stock”) trade at a significant discount to the Fund’s net asset value (“NAV”). We believe that this discount is attributable to a lack of effective management on the part of the board of directors (the “Board”) of NHS. Thus, we believe the Board should consider closing this discount by considering a self-tender of the outstanding Common Stock shares of the Fund. We also believe the Board needs fresh ideas and an independent perspective to address NHS’s discount, and that the Nominees’ election to the Board will send a strong message that NHS’s stockholders are not satisfied with the Fund’s management and their treatment of stockholders. We also believe that investor dissatisfaction with the investment advisor to the Fund, Neuberger Berman Investment Advisers LLC (the "Manager"), has contributed to the substantial discount to NAV. For this reason, among others, we have submitted a proposal pursuant to Rule 14a-8 under the Securities Exchange Act ("Rule 14a-8") allowing for stockholders to vote to terminate the management agreement between the Fund and the Manager (which stockholders may vote for on the GOLD proxy card as well). We are convinced NOW is the time to take action to close the Fund’s discount and we urge stockholders to elect our slate of nominees, who, if elected, would serve the best interests of all stockholders.

We are therefore seeking your support at the upcoming 2019 joint annual meeting of stockholders (the “Annual Meeting”), to be held [ ], on [ ], 2019, at [ ] (Eastern time), with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.(A)	To elect Saba’s slate of three Class II directors, Frederic Gabriel, Thomas H. McGlade and Arthur D. Lipson (the “Nominees”), and the Fund’s nominees other than [ ], [ ] and [ ] (the “Excluded Fund Nominees”), by the holders of Common Stock and the holders of Preferred Stock, if any, voting together as a single class, such directors to serve until the annual meeting of stockholders in 2022, or until their successors are elected and qualified to serve as directors.	FOR ALL THREE of the Nominees and the Fund’s nominee for election at the Annual Meeting other than the Excluded Fund Nominees

1.(B)	To elect one Class II director to be voted on by the holders of shares of preferred stock (“Preferred Stock”), of the Fund to serve until the annual meeting of stockholders in 2022, or until his successor is elected and qualified (the "Preferred Stock Nominee").	[AGAINST] [FOR]

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2.	To request that the Board consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value. If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.	FOR

3.	Terminate the Management Agreement between the Fund and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated and all other advisory and management agreements between the Fund and Neuberger Berman Investment Advisers LLC.	FOR

To consider and act upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s stockholders on or about [          ], 2019.

Based on the Fund’s [preliminary proxy statement] for the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on [ ] [ ], [2019] (the “Fund’s Proxy Statement”) as well as other public information, the Board is currently comprised of [twelve] directors divided into three classes. Each class is elected for a term of three years, with the term of one class of directors expiring at each annual meeting of the stockholders. According to the Fund’s Proxy Statement, [five] Class II directors are to be elected—four directors by holders of Commons Stock and holders of Preferred Stock, if any, voting together as a single class and one director by holders of Preferred Stock—at the Annual Meeting.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees to serve as directors whose terms will expire at the 2022 annual meeting of stockholders. The names, backgrounds and qualifications of the Fund’s nominees, and other information about them, can be found in the Fund’s Preliminary Proxy Statement. There is no assurance that any of the Fund’s nominees will serve as directors if any or all of our Nominees are elected.

The Fund has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as [  ] [  ], 2019. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [ ] shares of Common Stock of beneficial interest, par value $0.0001 per share, of the Fund outstanding and [ ] Preferred Stock outstanding, according to the Fund’s Proxy Statement. As of the close of business on [  ] [  ], 2019], the Participants beneficially owned [ ] Common Stock in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” three Nominees to the Board and for the Fund’s nominee for election at the Annual Meeting other than the Excluded Fund Nominees, “FOR” Proposal 2, and “FOR” Proposal 3.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s stockholders on or about [ ], 2019.

This proxy solicitation is being made by Saba and the Nominees, and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Fund’s [white] proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

According to the Fund's Proxy Statement, holders of Preferred Stock are entitled, as a class, to the exclusion of the holders of all other classes of stock of a Fund, to elect two directors of the Fund (regardless of the total number of directors serving on the Board). These directors are Class I and Class II Directors and are up for election, one per year, in 2019 at the Annual Meeting and 2021, respectively. This year, the Preferred Stock Nominee is up for election as the Class II Director who may be elected by the holders of the Preferred Stock. The other [four] directors up for election at the

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Annual Meeting will be elected by holders of Common Stock and Preferred Stock. Each full share of Common Stock or Preferred Stock is entitled to one vote and each fractional share of Common Stock or Preferred Stock is entitled to a proportionate share of one vote.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section starting on page [10].

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

The Neuberger Berman High Yield Strategies Fund, “NHS”, has traded at a substantial discount to NAV since 2013, with such discount reaching approximately 20% just six months ago. It’s Saba’s belief that this discount has been caused by dissatisfaction with the Fund’s investment manager, Neuberger Berman. The Fund’s Board has been ineffective in addressing this discount to NAV, and as a result Saba has submitted a stockholder proposal to terminate the investment management agreement with Neuberger Berman and has also nominated directors to replace the directors on the existing Board. In order to more immediately narrow the discount to NAV, Saba has also submitted a proposal to allow stockholders to tender their shares at NAV.

It should be noted that the Fund maintains a voting standard that requires a majority of the outstanding shares for the election of directors, making it more difficult to replace existing directors than the default rule under Maryland Law requires. We believe this voting standard is not consistent with industry best practices of corporate governance.1

While Proposal 2, which requests that the Board consider authorizing a self-tender for all of the Common Shares, is non-binding, we believe that its approval will send a message to the Board about how stockholders feel about the Fund's current structure. Thus, we believe that the Board should consider this Proposal seriously. It is worth noting that the “Governance and Proxy Voting Guidelines” for Neuberger Berman Group LLC ("Neuberger Berman") states that, as a matter of corporate governance policy, Neuberger Berman may withhold votes or vote against management nominees who have failed to adopt a material stockholder proposal that received the support of a majority of stockholders. In light of this, and so that the Fund remains consistent with its own professed corporate governance principles and so as not to impede the will of stockholders, we believe that if the Board fails to act following the approval of Proposal 2, the Board's management nominees should consider resigning from the Board.

We urge you to support our Proposals by voting the GOLD proxy card today, which we believe will help hold the Fund accountable to the standards of corporate governance investors deserve.

NHS’s Common Stock currently trades at a value significantly less than what the securities held by the Fund are worth. We recommend voting “FOR ALL” three of the highly-qualified Nominees and for the Fund’s nominee for election at the Annual Meeting other than the Excluded Fund Nominees (Proposal 1). Additionally, we believe voting “FOR” Proposal 2 for the Board to consider authorizing a self-tender offer for all outstanding Common Stock of the Fund at or close to net asset value (“NAV”) and if more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund. Finally, voting FOR” Proposal 3 may help cause the Fund to find an investment advisor who may help increase value to stockholders above what the Manager has delivered to date.

_________________________

1 See United States Proxy Voting Guidelines, 2019 (pub. Dec. 6, 2018), available at https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf; see also Glass Lewis 2019 Proxy Paper Guidelines https://www.glasslewis.com/wp-content/uploads/2016/11/Guidelines_US.pdf.

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PROPOSAL 1: ELECTION OF DIRECTORS

According to the Fund’s Proxy Statement and other public information, the Board is currently comprised of [twelve] directors divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and it is our expectation that there will be [five] directors, four directors by holders of Commons Stock and holders of Preferred Stock, if any, voting together as a single class and one director by holders of Preferred Stock, elected at the Annual Meeting. We are soliciting proxies to elect the Nominees—Frederic Gabriel, Thomas H. McGlade and Arthur D. Lipson — and the Fund’s nominees for election at the Annual Meeting other than the Excluded Fund Nominees to serve as directors with terms expiring at the 2022 annual meeting of stockholders. The Nominees, the Fund’s nominees other than the Excluded Fund Nominees and the Preferred Stock Nominee, if all are elected, would constitute [five] of [twelve] members of the Board, which constitutes a minority of the members of the Board.

According to the Fund's Proxy Statement, holders of Preferred Stock are entitled, as a class, to the exclusion of the holders of all other classes of stock of a Fund, to elect two directors of the Fund (regardless of the total number of directors serving on the Board). These directors are Class I and Class II Directors and are up for election, one per year, at the Annual Meeting and in 2021, respectively. This year, the Preferred Stock Nominee is up for election as the Class II Director who may be elected by the holders of the Preferred Stock. The other [four] directors up for election at the Annual Meeting will be elected by holders of Common Stock and Preferred Stock. Each full share of Common Stock or Preferred Stock is entitled to one vote and each fractional share of Common Stock or Preferred Stock is entitled to a proportionate share of one vote.

The Participants intend to vote all of their Common Stock in favor of the three Nominees and for the Fund’s nominee for election at the Annual Meeting other than the Excluded Fund Nominees.

Each of the Nominees, if elected, will serve three-year terms until the 2022 annual meeting of stockholders and until his successor has been duly elected and qualified. There is no assurance that any incumbent director will serve as a director if one or more of the Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement

Nominees:

Name:	Frederic Gabriel
Age:	43
Business Address:	464 Hudson Street, Unit 259, New York, New York 10014
Principal Occupation:	See below

Mr. Gabriel has served as the founder and Chief Executive Officer of Orion Realty NYC, where he focuses on real estate investment opportunities in the United States, specifically in the New York tri-state area, since 2014. Prior to Orion, Mr. Gabriel spent more than 15 successful years in investment banking, working at some of the highest ranked and most competitive banks at the time, including Lehman Brothers, Merrill Lynch, Credit Suisse and most recently JP Morgan, where he served from 2007 until 2014. Mr. Gabriel has traded across the three major financial cities: London, Hong Kong and New York. Mr. Gabriel also previously served 13 months in the French Air Force as a Reserve Officer.

Mr. Gabriel holds a degree in engineering from ENSAM/Paris Tech (Arts et Métiers) and an MS in International Finance at HEC in Paris, one of the best French engineering school, in 1997. Following his graduation he achieved his, European Leading business school.

Mr. Gabriel’s qualifications to serve as a director include his extensive financial experience, his entrepreneurial expertise having founded a real estate investment fund, and his leadership experience having served in leadership roles at leading financial institutions.

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Name:	Thomas H. McGlade
Age:	57
Business Address:	P.O. Box 38, Telluride, CO 81435
Principal Occupation:	See below

Thomas H. McGlade is currently a private investor and, since 2018, is providing consultancy services with respect to sourcing capital for Terrapin Care Station, a consumer-focused cultivator, processor and provider of high-quality medical and retail cannabis products. Between 2017 and 2018, Mr. McGlade worked for Woodstock Products International to develop certain consumer brands utilizing the Woodstock mark. Prior to that, Mr. McGlade served as a partner and Head of the U.S. Office at Prologue Capital Inc., a prominent hedge fund, from 2008 until 2014. During his time at Prologue Capital, Mr. McGlade oversaw significant aspects of fund business management and also acted as a portfolio manager. Previous to his position at Prologue Capital, Mr. McGlade served as Managing Director of RBS Securities Inc. (f/k/a RBS Greenwich Capital), a broker dealer and major investment bank, from 1993 until 2008, where he was head trader for long duration U.S. Treasury bonds on the primary dealership desk of the liquid products group. During his tenure at RBS Greenwich Capital, Mr. McGlade specialized in relative value and arbitrage opportunities in U.S. Treasuries, futures, and derivatives. From 1986 until 1993, Mr. McGlade served as a vice president at companies in the real estate development sector. Currently, Mr. McGlade is a private investor.

In addition to executive experience, Mr. McGlade served as a member on the Boards of Directors of Prologue Capital’s legal entities, including Prologue G.P. Ltd., Prologue Capital U.S. General Partner LLC, and Prologue Feeder Fund Ltd. from 2011 to 2014. He currently serves on the board of San Miguel Education Foundation, a non-profit which provides education and cultural resources to Colorado communities. He formerly served as a member of the Board of Directors of New Canaan Country School Board, a non-profit educational institution. Mr. McGlade earned a BA in Economics from Duke University.

Mr. McGlade’s qualifications to serve as a director include his extensive market expertise in fixed income derivatives, leveraged trading, value-at-risk based risk management, securities financing, and portfolio valuation and macroeconomics, along with his business management expertise in investor relations and business development, legal and compliance, human resource management, financial risk management, and valuation.

Name:	Arthur D. Lipson
Age:	76
Business Address:	7050 South Union Park Center, Midvale, UT 84047
Principal Occupation:	See below

Mr. Lipson has served as the sole managing member of Western Investment LLC, of which he has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997. Western specializes in investing in undervalued companies. Mr. Lipson served as a director of Pioneer Municipal and Equity Income Trust (“PBF”), during which time Mr. Lipson oversaw the elimination of a 17% discount to PBF’s net asset value and the merger of PBF into Pioneer Tax Free Income Fund, an open-end fund. Mr. Lipson served as a director of MCG Capital Corporation.

Mr. Lipson served as the Chief Executive Officer of Trade Order Management Solutions, Inc. Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Kuhn Loeb Bond Indices, now known as the Bloomberg/Barclays Indices.

Mr. Lipson received a Masters of Science from Columbia University and a Bachelors of Science from the California Institute of Technology.

Mr. Lipson’s qualifications to serve as a director include his extensive investment experience, particularly with respect to closed-end funds, which would give him a deep understanding of the challenges and issues facing the Fund.

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None of the Nominees currently hold, nor at any time has held, any position with the Fund. None of the Nominees oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date hereof, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Frederic Gabriel	None	None
Thomas H. McGlade	None	None
Arthur D. Lipson	None	None

We urge stockholders to vote FOR ALL three of the Nominees and the nominee who has been nominated by the Fund other than the Excluded Fund Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, each of the Nominees will be considered an independent director of the Fund under (i) the NYSE American’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Each of the Nominees has entered into a nominee agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. The Nominees will not receive any compensation from Saba for their services as directors of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee directors.

Each of the Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the Common Stock represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional persons that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”). There can be no assurance that the Fund will not assert that any additional or substitute nominations made pursuant to such a reservation must separately comply with any advance notification requirements provided in the Fund’s Bylaws. If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, with respect to a contested election, the election of each of the nominees requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon. This means that to elect each director, if a quorum is present or represented by proxy at the meeting, a majority of the shares outstanding, not just present or represented by proxy at the meeting and voting on the matter, must be voted “FOR” the nominee. Abstentions and broker non-votes will therefore be considered as votes cast “against” any nominee because approval requires an absolute percentage of affirmative votes.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s [white] proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

The \

We Recommend a Vote FOR ALL THREE of the Nominees for election at the Annual Meeting on the GOLD proxy card.

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PROPOSAL 2: REQUEST THAT THE BOARD CONSIDER A SELF-TENDER FOR ALL OUTSTANDING COMMON STOCK

A fund’s NAV is the total value of a fund’s assets minus its liabilities. When compared to an index, it provides investors and company boards with a way to examine whether an adviser is meeting or exceeding benchmark returns.

When funds underperform, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward. We believe that the Fund’s excessive discount level2 indicates that the market has lost faith in the Fund’s adviser’s ability to significantly add to stockholder value. Compounding the problem, the Board has done little to address the adviser’s poor performance. Similar to many other recent corporate actions in the closed-end fund space, stockholders should have the opportunity to realize a price for their shares close to NAV. Toward that end, Saba believes the Board should consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to NAV.

If a majority of the Fund’s outstanding shares are tendered, this would demonstrate that there is insufficient stockholder support for continuing the Fund as a closed-end fund. In that case, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund. The Fund and Board are likely to come up with a litany of arguments against Proposal 2 but the simple fact of the matter is that the Board has not been able to effectively manage the Fund’s discount, nor have they taken action to address its adviser’s perpetual underperformance.

Accordingly, stockholders are being asked to vote on the following resolution:

BE IT RESOLVED, that the stockholders of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), requests that the Board of Directors (the “Board”) consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.

Vote Required.

According to the Bylaws and the Fund's Proxy Statement, the approval of Proposal 2 requires the affirmative vote of a majority of the shares validly cast. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 2. Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will not have any effect on the outcome of Proposal 1 and will have the same effect as votes “against” Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.

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2 As of the close of business on May 20, 2019, the Fund was trading at a discount of 7.1% to its net asset value (NAV), as compared to an average trading discount to NAV of 5.6% for all publicly traded closed end funds. Source: CEF Advisors

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PROPOSAL 3: TERMINATE THE MANAGEMENT AGREEMENT BETWEEN THE FUND AND NEUBERGER BERMAN MANAGEMENT LLC

As of May 1, 2019,3 the Fund has traded at an average discount to net asset value (NAV) of 12.5% for three years and has traded below NAV for over six years. For these reasons and, in Saba’s opinion, years of underperformance by the Manager, Saba believes the Fund’s stockholders should terminate the Management Agreement between the Fund and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated (the “Management Agreement”). Under Section 13 of the Management Agreement and the 1940 Act, the Management Agreement is terminable at any time by the Fund upon authorization by a vote of “a majority of the outstanding voting securities of the Fund," as further described below.

The 1940 Act provides a temporary exemption to the approval requirements of an investment advisory agreement, if a prior advisory contract is terminated, which allows the Board of Directors (the “Board”) (including a majority of the independent directors) to approve an interim investment advisory contract. Such an interim contract must be approved within ten business days after the effective date of the termination of the prior advisory contract, with the compensation received under the interim contract to be no greater than the compensation the adviser would have received under the previous contract. The Board would then have 150 days to obtain stockholder approval for that new investment advisory contract at a subsequent stockholder meeting (subject to a separate proxy solicitation). Although the failure to approve a new investment advisory agreement could potentially require the Fund to become internally managed, Saba believes a reasonable process to select a new manager would identify numerous suitable advisers willing to advise the Fund on attractive terms.

Saba believes the Fund should terminate the Management Agreement because the Manager’s long-term performance has lagged for many years and thus there is great potential long-term benefit to replacing the Manager. For these reasons, we recommend voting "FOR" this proposal.

Accordingly, stockholders are being asked to vote on the following resolution:

“BE IT RESOLVED, that the Management Agreement between Neuberger Berman High Yield Strategies Fund, Inc. (the “Fund”) and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated (the “Management Agreement”), and all other advisory and management agreements between the Fund and Neuberger Berman Investment Advisers LLC (the “Manager”) shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.

Vote Required.

According to the Management Agreement and the 40 Act, the approval of Proposal 3 requires the vote of a “majority of the outstanding voting securities of the Fund” at the Fund’s 2019 annual stockholders meeting means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 3. Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will not have any effect on the outcome of Proposal 3 and will have the same effect as votes “against” Proposal 3.

We Recommend a Vote FOR Proposal 3 on the GOLD proxy card.

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3 Source: Bloomberg Terminal

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on [   ], [  ]2019, are entitled to be present and to vote at the Annual Meeting or any adjournment of the Annual Meeting. Each share of Common Stock and Preferred Stock of record is entitled to one vote. Holders of Preferred Shares will vote together with the holders of Common Stock as a single class on each nominee to the Board, except that holders of Preferred Shares are entitled to vote separately as a class to elect one Class II nominee who is up for election at the Annual Meeting.

How do I vote my shares?

Common Stock or Preferred Stock held in record name. If your shares of Common Stock or Preferred Stock are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Stock or Preferred Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Stock or Preferred Stock beneficially owned or held in “street” name. If you hold your Common Stock or Preferred Stock in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Stock or Preferred Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Stock or Preferred Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” three of the Nominees and the nominee who has been nominated by the Fund other than the Excluded Fund Nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” three Nominees standing for election to the Board named in this Proxy Statement and for the Fund’s nominee for election at the Annual Meeting other than the Excluded Fund Nominees (Proposal 1);

“FOR” the request that the Board consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value (Proposal 2); and

“FOR” the termination of the Management Agreement between the Fund and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated and all other advisory and management agreements between the Fund and Neuberger Berman Investment Advisers LLC (Proposal 3).

What vote is needed to approve each proposals?

Proposal 1 – Election of Directors. According to the Bylaws, with respect to a contested election, the election of each of the nominees requires the affirmative vote of a majority of the shares outstanding and entitled to vote. This means that to elect each director, if a quorum is present or represented by proxy at the meeting, a majority of the shares outstanding, not just present or represented by proxy at the meeting and voting on the matter, must be voted “FOR” the nominee. Abstentions and broker non-votes will therefore be considered as votes cast “against” any nominee because approval requires an absolute percentage of affirmative votes.

10

THE ONLY WAY TO SUPPORT ALL THREE AND FOR THE FUND’S NOMINEE FOR ELECTION AT THE ANNUAL MEETING OTHER THAN THE EXCLUDED FUND NOMINEES OF THE NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A [WHITE] PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON THEIR DIRECTOR NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

Proposal 2. According to the Bylaws and the Fund's Proxy Statement, the approval of Proposal 2 requires the affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 2.

Proposal 3. According to the Management Agreement and the 40 Act, the approval of Proposal 3 requires the vote of a “majority of the outstanding voting securities of the Fund” at the Fund’s 2019 annual stockholders meeting means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 3.

Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will have the same effect as votes “against” Proposals 1, 2 and 3. Each Proposal is not contingent upon the approval of the other.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation or a later dated proxy for the Annual Meeting to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820 or to the secretary of the Fund; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. Contact InvestorCom toll free at (877) 972-0090 or collect at (203) 972-9300 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S [WHITE] PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Saba and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Stock or Preferred Stock, as applicable, they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to less than $[ ] based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities

11

and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ up to thirty persons to solicit the Fund’s stockholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

Costs of this proxy solicitation are currently estimated to be approximately $[ ]. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $[ ]. If successful, Saba may seek reimbursement of these costs from the Fund. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s stockholders. The Board, which will consist of all three of the Nominees and the Fund’s nominee for election at the Annual Meeting other than the Excluded Fund Nominees, if all are elected, and one incumbent director of the Fund, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Fund’s Proxy Statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at [1-866-541-3547] or by writing to Janey Ahn, the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning NHS?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s directors, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain stockholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2022 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meeting. If the Fund does not distribute the Fund’s Proxy Statement to stockholders at least ten days prior to the Annual Meeting, we will distribute to the stockholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for NHS is 811-22396.

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CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P. Boaz R. Weinstein Frederic Gabriel Thomas H. McGlade Arthur D. Lipson

[ ], 2019

13

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Boaz R. Weinstein, principal of Saba (“Mr. Weinstein,” and together with Saba Capital, “Saba”); and (iii) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on [  ] [  ], 2019], the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I), in the aggregate, [ ] Common Stock shares, par value $0.0001 per share, of the Fund, representing approximately [ ]% of the Fund’s outstanding Common Stock. The percentages used herein are based upon [ ] Common Stock shares outstanding as of the record date for the Annual Meeting, [  ] [  ], 2019. Saba Capital may be deemed to beneficially own [ ] Common Stock shares.

As of the date of this Notice, none of the Nominees beneficially own any Common Stock, nor do any of the Nominees beneficially own any other securities of the Fund.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital and other affiliated entities. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Stock reported in the aggregate herein (the “Saba Entities”). The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. Information on the principal occupation and business address of each of the Nominees is set forth in PROPOSAL 1: ELECTION OF DIRECTORS on page [5].

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Stock held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Stock reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

14

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by Funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Fund or any of its subsidiaries, an Officer of the Fund, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

15

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Fund. The Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Stock:

Saba

Date	Side	Shares
04/11/19	Buy	29,704
04/10/19	Buy	92,046
04/09/19	Buy	15,746
04/08/19	Buy	116,890
04/05/19	Buy	51,959
04/04/19	Buy	40,534
04/03/19	Buy	2,152
04/02/19	Buy	9,620
03/29/19	Buy	2,067
03/28/19	Buy	16,231
03/27/19	Buy	2,900
03/26/19	Buy	8,869
03/22/19	Buy	2,125
03/21/19	Buy	17,354
03/20/19	Buy	11,666
03/19/19	Buy	37,527
03/18/19	Buy	7,750
02/21/19	Buy	18,400
02/20/19	Buy	23,845
02/19/19	Buy	52,984
02/15/19	Buy	6,847
02/11/19	Buy	20,503
02/08/19	Buy	49,396
02/07/19	Buy	5,360
02/06/19	Buy	42,623
02/05/19	Buy	13,879
02/04/19	Buy	178,752
02/01/19	Buy	67,159
01/31/19	Buy	175,867
01/30/19	Buy	141,383
01/29/19	Buy	35,280
01/28/19	Buy	80,920
01/25/19	Buy	99,008
01/24/19	Buy	106,155
01/23/19	Buy	76,206
01/22/19	Buy	128,126
01/18/19	Buy	46,855
01/17/19	Buy	74,679
01/16/19	Buy	108,144
01/15/19	Buy	36,942
01/14/19	Buy	2,545
12/26/18	Buy	3,299
12/21/18	Buy	34,788
12/20/18	Buy	15,466
12/12/18	Buy	10,000
12/11/18	Buy	10,000
12/07/18	Buy	14,828
12/06/18	Buy	69,215
12/04/18	Buy	30,000
11/30/18	Buy	3,666
11/29/18	Buy	61,457
11/28/18	Buy	19,614
11/27/18	Buy	19,300
11/21/18	Buy	30,000
11/20/18	Buy	21,970
11/19/18	Buy	39,281
11/16/18	Buy	49,506
11/15/18	Buy	86,088
11/14/18	Buy	62,254
11/13/18	Buy	23,448
11/12/18	Buy	15,600
11/09/18	Buy	14,688
11/08/18	Buy	21,700
11/07/18	Buy	18,900
11/06/18	Buy	59,792
11/05/18	Buy	12,660
11/02/18	Buy	34,743
11/01/18	Sell	(115,307)
10/24/18	Buy	20,000
10/23/18	Buy	15,765
10/18/18	Buy	2,457
10/15/18	Buy	3,351
10/11/18	Buy	200
10/10/18	Buy	43,792
10/09/18	Buy	7,607
10/05/18	Buy	6,069
10/04/18	Buy	7,234
10/02/18	Buy	19,723
10/01/18	Buy	20,000
09/27/18	Sell	(3,448)
09/26/18	Buy	27,296
09/25/18	Buy	47,263
09/24/18	Buy	5,455
09/21/18	Buy	12,503
09/12/18	Buy	4,200
09/11/18	Buy	1,666
09/10/18	Buy	10,795
09/07/18	Buy	13,218
09/06/18	Buy	39,996
09/05/18	Buy	13,161
09/04/18	Buy	21,355
08/31/18	Buy	3,267
08/30/18	Buy	16,564
08/29/18	Buy	2,654
08/28/18	Buy	5,442
08/27/18	Buy	15,263
08/24/18	Buy	2,641
08/23/18	Buy	14,220
08/22/18	Buy	5,715
08/21/18	Buy	8,726
08/20/18	Buy	8,454
08/17/18	Buy	6,483
08/16/18	Buy	30,299
08/15/18	Buy	12,113
10/19/17	Sell	(956)
10/17/17	Sell	(5,969)
10/16/17	Sell	(16,931)
10/10/17	Sell	(7,558)
10/06/17	Sell	(1,806)
10/04/17	Sell	(6,344)
10/03/17	Sell	(1,562)
10/02/17	Sell	(5,677)
09/27/17	Sell	(18,669)
09/21/17	Sell	(4,089)
09/20/17	Sell	(20,000)
09/18/17	Sell	(46,242)
09/15/17	Sell	(20,000)
09/14/17	Sell	(24,043)
09/13/17	Sell	(3,774)
09/12/17	Sell	(18,469)
09/11/17	Sell	(10,000)
09/08/17	Sell	(27,500)
09/07/17	Sell	(50,206)
09/06/17	Sell	(7,900)
08/22/17	Sell	(2,456)
08/11/17	Buy	1,193
08/10/17	Buy	17,580

16

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,
●	DATING the enclosed GOLD proxy card, and
●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN NHS’S [WHITE] PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a [white] proxy card to NHS, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to NHS by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to InvestorCom or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 210

Darien, CT 06820
Stockholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

17

PRELIMINARY COPY SUBJECT TO COMPLETION

[Form of Gold Proxy Card]

Neuberger Berman High Yield Strategies Fund Inc.

Proxy Card for 2019 Joint Annual Meeting of Stockholders

Scheduled for [ ], 2019 (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THE BOARD OF DIRECTORS (THE “BOARD”) OF NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC. IS NOT SOLICITING THIS PROXY

COMMON STOCK

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Eleazer Klein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Neuberger Berman High Yield Strategies Fund Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Fund Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of stockholders of the Fund scheduled to be held [ ], on [ ], 2019, at [ ] (Eastern time), including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” three of the Nominees listed in Proposal 1 and the Fund's nominee for election other than the Excluded Fund Nominees (as defined below), “FOR” Proposal 2, and “FOR” Proposal 3. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: FILL IN VOTING BOXES “■“ IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” three of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the three individuals nominated by Saba Capital and the Fund’s nominees for election at the Annual Meeting other than [ ], [ ] and [ ] (the “Excluded Fund Nominees”).

Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Frederic Gabriel Thomas H. McGlade Arthur D. Lipson	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “FOR” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 – For the Board to consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.	❑	❑	❑

We recommend that you vote “FOR” Proposal 3:

	FOR	AGAINST	ABSTAIN
Proposal 3 – Termination of the Management Agreement between the Fund and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated and all other advisory and management agreements between the Fund and Neuberger Berman Investment Advisers LLC.	❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES

PRELIMINARY COPY SUBJECT TO COMPLETION

[Form of Gold Proxy Card]

Neuberger Berman High Yield Strategies Fund Inc.

Proxy Card for 2019 Joint Annual Meeting of Stockholders

Scheduled for [ ], 2019 (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”) AND THE INDIVIDUALS NAMED IN
PROPOSAL 1 (THE “NOMINEES”)

THE BOARD OF DIRECTORS (THE “BOARD”) OF NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC. IS NOT SOLICITING THIS PROXY

PREFERRED STOCK

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Eleazer Klein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Neuberger Berman High Yield Strategies Fund Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Fund Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of stockholders of the Fund scheduled to be held [ ], on [ ], 2019, at [ ] (Eastern time), including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” three of the Nominees listed in Proposal 1 and the Fund's nominee for election other than the Excluded Fund Nominees (as defined below) (as defined below) and the Class II director who may be elected by the holders of the Preferred Stock (the “Preferred Stock Nominee”), “FOR” Proposal 2, and “FOR” Proposal 3. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: FILL IN VOTING BOXES “■“ IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” three of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the three individuals nominated by Saba Capital, the Fund’s nominees for election at the Annual Meeting other than [ ], [ ] and [ ] (the “Excluded Fund Nominees”) and election of the Preferred Stock Nominee.

Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Frederic Gabriel Thomas H. McGlade Arthur D. Lipson	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “FOR” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 – For the Board to consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.	❑	❑	❑

We recommend that you vote “FOR” Proposal 3:

	FOR	AGAINST	ABSTAIN
Proposal 3 – Termination of the Management Agreement between the Fund and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated and all other advisory and management agreements between the Fund and Neuberger Berman Investment Advisers LLC.	❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES